BNY Mellon Natural Resources Fund
STATEMENT OF INVESTMENTS
June 30, 2025 (Unaudited)

Description	Shares	Value ($)
Common Stocks — 97.6%
Agricultural & Farm Machinery — 2.3%
AGCO Corp.	146,317	15,094,062
Deere & Co.	20,727	10,539,472
		25,633,534
Agricultural Products & Services — 4.0%
Darling Ingredients, Inc. (a)	1,190,017	45,149,245
Coal & Consumable Fuels — 1.3%
Cameco Corp.	191,139	14,188,248
Commodity Chemicals — 2.8%
Methanex Corp.	938,337	31,058,955
Copper — 7.6%
Capstone Copper Corp. (a)	6,375,317	39,139,086
Freeport-McMoRan, Inc.	1,051,897	45,599,735
		84,738,821
Diversified Metals & Mining — 11.2%
Anglo American PLC	1,377,491	40,665,286
Hudbay Minerals, Inc.	1,125,234	11,938,733
Ivanhoe Mines Ltd., Cl. A (a),(b)	982,865	7,383,667
MP Materials Corp. (a),(b)	172,217	5,729,660
Rio Tinto PLC	557,619	32,493,879
Teck Resources Ltd., Cl. B	680,730	27,487,877
		125,699,102
Fertilizers & Agricultural Chemicals — 6.8%
CF Industries Holdings, Inc.	173,431	15,955,652
Corteva, Inc.	390,018	29,068,041
The Mosaic Company	865,966	31,590,440
		76,614,133
Heavy Electrical Equipment — 1.5%
GE Vernova, Inc.	32,609	17,255,052
Integrated Oil & Gas — 9.3%
Exxon Mobil Corp.	405,742	43,738,988
Repsol SA	1,160,519	17,000,182
Suncor Energy, Inc.	1,174,174	43,972,816
		104,711,986
Metal, Glass & Plastic Containers — 1.9%
Crown Holdings, Inc.	212,544	21,887,781
Oil & Gas Exploration & Production — 22.6%
Antero Resources Corp. (a)	206,376	8,312,825
Canadian Natural Resources Ltd.	1,366,615	42,952,908
ConocoPhillips	337,023	30,244,444
Crescent Energy Co., Cl. A	3,210,942	27,614,101
Diamondback Energy, Inc.	315,900	43,404,660
EQT Corp.	319,053	18,607,171
Expand Energy Corp.	338,213	39,550,628
Permian Resources Corp.	2,443,476	33,280,143
Venture Global, Inc., Cl. A (b)	591,218	9,211,177
		253,178,057
Oil & Gas Refining & Marketing — 8.9%
Marathon Petroleum Corp.	228,411	37,941,351

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks — 97.6% (continued)
Oil & Gas Refining & Marketing — 8.9% (continued)
Phillips 66	411,596	49,103,403
Valero Energy Corp.	91,719	12,328,868
		99,373,622
Oil & Gas Storage & Transportation — .5%
Frontline PLC (b)	338,689	5,557,886
Paper & Plastic Packaging Products & Materials — 8.9%
Amcor PLC	1,651,754	15,179,619
International Paper Co.	965,094	45,195,352
Packaging Corp. of America	71,573	13,487,932
Smurfit WestRock PLC	612,897	26,446,506
		100,309,409
Precious Metals & Minerals — 1.7%
Impala Platinum Holdings Ltd., ADR (a),(b)	1,364,559	12,308,322
Valterra Platinum Ltd. (a)	143,433	6,300,266
		18,608,588
Silver — 1.2%
Pan American Silver Corp.	477,231	13,553,360
Steel — 5.1%
ArcelorMittal SA (b)	1,350,725	42,655,895
Nucor Corp.	110,313	14,289,946
		56,945,841
Total Common Stocks (cost $1,044,789,756)		1,094,463,620

	1-Day Yield (%)
Investment Companies — 3.0%
Registered Investment Companies — 3.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $33,273,905)	4.47	33,273,905	33,273,905
Investment of Cash Collateral for Securities Loaned — 2.2%
Registered Investment Companies — 2.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $24,858,956)	4.47	24,858,956	24,858,956
Total Investments (cost $1,102,922,617)		102.8%	1,152,596,481
Liabilities, Less Cash and Receivables		(2.8%)	(31,096,470)
Net Assets		100.0%	1,121,500,011

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)
Security, or portion thereof, on loan. At June 30, 2025, the value of the fund’s securities on loan was $27,848,805 and the value of the collateral was
$28,978,915, consisting of cash collateral of $24,858,956 and U.S. Government & Agency securities valued at $4,119,959.  In addition, the value of collateral may include pending sales that are also on loan.

(c)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to statement of investments.

Statement of Investments
BNY Mellon Natural Resources Fund

June 30, 2025 (Unaudited)
The following is a summary of the inputs used as of June 30, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	998,004,007	96,459,613	—	1,094,463,620
Investment Companies	58,132,861	—	—	58,132,861
	1,056,136,868	96,459,613	—	1,152,596,481

†	See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At June 30, 2025, accumulated net unrealized appreciation on investments was $49,673,864, consisting of $122,432,782 gross unrealized appreciation and $72,758,918 gross unrealized depreciation.
At June 30, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.